Exhibit 10.3

Execution Version

FIFTH AMENDMENT

TO

AMENDED AND RESTATED

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

June 29, 2018

among

NUSTAR LOGISTICS, L.P.,

NUSTAR ENERGY L.P.,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FIFTH AMENDMENT TO AMENDED AND RESTATED

5-YEAR REVOLVING CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT (this “Fifth Amendment”) dated as of June 29, 2018 is among NUSTAR LOGISTICS, L.P., a Delaware limited partnership (the “Borrower”); NUSTAR ENERGY L.P., a Delaware limited partnership (the “MLP”); NUSTAR PIPELINE OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Subsidiary Guarantor” and, together with the Borrower and the MLP, the “Obligors”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated 5-Year Revolving Credit Agreement dated as of October 29, 2014 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B. The Subsidiary Guarantor is a party to that certain Amended and Restated Subsidiary Guaranty Agreement dated as of October 29, 2014 made by each of the Guarantors (as defined therein) in favor of the Administrative Agent (the “Subsidiary Guaranty”).

C. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Fifth Amendment refer to Sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.01. Section 1.01 is hereby amended as follows:

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Calculation Date” means (a) December 28, 2018, (b) each day as the Administrative Agent shall from time to time designate in its sole discretion as a “Calculation Date” and (c) each Extension Effective Date.

“Change in Control” means any of the following events:

(a) 100% (and not less than 100%) of the issued and outstanding Equity Interests of the general partner of the Borrower shall cease to be owned, directly or indirectly, or the Borrower shall cease to be Controlled, by the MLP; or

(b) 100% (and not less than 100%) of the limited partnership interests of the Borrower shall cease to be owned in the aggregate, directly or indirectly, by the MLP; or

(c) prior to the Simplification Effective Time, the occurrence of any transaction that results in any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder becoming the Beneficial Owner, directly or indirectly, of more than 50% of the general partner interests in the MLP; or

(d) a “Change of Control” or “Change in Control” (or similar event) occurs under the Series D Preferred Units; or

(e) from and after the Simplification Effective Time:

(i) 100% (and not less than 100%) of the issued and outstanding Equity Interests of the general partner of the MLP shall cease to be owned, directly or indirectly, or the general partner of the MLP shall cease to be Controlled, directly or indirectly, by the MLP; or

(ii) Riverwalk Logistics ceases to be the sole general partner of the MLP; or NuStar GP ceases to be the sole general partner of Riverwalk Logistics; or

(iii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the MLP; or

(iv) the board of directors (or other equivalent governing body) of NuStar GP ceases to be the applicable governing body of the MLP; or

(v) occupation of a majority of the seats (other than vacant seats) on the board of directors (or other equivalent governing body) of NuStar GP by Persons who were not (A) directors of NuStar GP as of the Simplification Effective Time, or nominated or appointed by the board of directors (or other equivalent governing body) of NuStar GP or (B) appointed by directors so nominated or appointed.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.17 or Section 10.04. The amount of each Lender’s Commitment as of the Fifth Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Assumption or other documentation contemplated hereby pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments as of the Fifth Amendment Effective Date is $1,575,000,000.

“Hybrid Equity Securities” means, on any date (the “determination date”), any securities issued by the MLP, the Borrower or a financing vehicle of the Borrower or the MLP, other than common stock, that meet the following criteria: (a) the Borrower demonstrates that such securities receive at least 50% equity credit from at least two Nationally Recognized Statistical Rating Organizations (NRSROs) and (b) such securities require no repayments or prepayments and no mandatory redemptions or repurchases, in each case, prior to at least 91 days after the Maturity Date (determined as of the date of issuance thereof). As used in this definition, “mandatory redemption” shall not include conversion of a security into common stock.

“Pro Forma Compliance” means, for any date of determination, that the MLP is in pro forma compliance with (i) the Consolidated Debt Coverage Ratio covenant set forth in Section 6.11, as such ratio is recomputed using (a) Consolidated Debt as of the last day of the most recently ended fiscal quarter of the MLP for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b) plus any additional Indebtedness incurred pursuant to Section 6.01(a) and Section 6.01(f) since such last day (giving effect to any repayments and prepayments of Indebtedness since such last day) over (b) Consolidated EBITDA for the then most recent Rolling Period for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b) and (ii) the Consolidated Interest Coverage Ratio covenant set forth in Section 6.12, as such ratio is recomputed using (a) Consolidated EBITDA for the then most recent Rolling Period for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b) over (b) Consolidated Interest Expense for the then most recent Rolling Period for which financial statements have been delivered pursuant to Section 5.01(a) or Section 5.01(b), determined on a pro forma basis as if any Indebtedness incurred since the last day of such Rolling Period and any Indebtedness incurred on such date of determination, and the application of proceeds therefrom (including any repayments and prepayments of Indebtedness with such proceeds), had occurred at the beginning of such Rolling Period. For the avoidance of doubt, for this purpose, Consolidated EBITDA shall be adjusted to give pro forma effect to permitted acquisitions or Investments (other than Joint Ventures) or sales of property by the MLP and its Restricted Subsidiaries.

(b) The following definitions are hereby added to Section 1.01 in their appropriate alphabetical order:

“Consolidated Interest Expense” means, for any period, the sum (determined without duplication) of (a) the consolidated interest expense of the MLP and its Restricted Subsidiaries for such period, whether paid or accrued, determined in accordance with GAAP, and (b) all cash dividend payments or other cash distributions in respect of any series of preferred equity of the MLP or its Restricted Subsidiaries made during such period.

“Consolidated Interest Coverage Ratio” means, for any Rolling Period, the ratio of (a) Consolidated EBITDA for such Rolling Period to (b) Consolidated Interest Expense for such Rolling Period.

“Fifth Amendment Effective Date” has the meaning given such term in that certain Fifth Amendment to Amended and Restated 5-Year Revolving Credit Agreement dated as of June 29, 2018 among the Borrower, the MLP, the Subsidiary Guarantor, the Administrative Agent, and the Lenders party thereto.

“Series D Preferred Units” means the MLP’s Series D Cumulative Convertible Preferred Units representing limited partner interests in the MLP issued or to be issued pursuant to the Partnership Agreement (MLP).

(c) Clause (b) of the definition of “Indebtedness” is hereby amended by adding the phrase “other than the Series D Preferred Units” immediately after the phrase “sinking fund provisions” appearing therein.

2.2 Amendment to Section 2.07. Section 2.07 is hereby amended by adding a new clause (d) to read in its entirety as follows:

(d) On December 28, 2018, the total Commitments shall be reduced automatically (without any further action) by an amount equal to $175,000,000. Such reduction of the Commitments shall be permanent and shall be made ratably among the Lenders in accordance with their respective Commitments. In connection therewith, after giving effect to such automatic reduction of the total Commitments, the Borrower shall prepay the Borrowings (and/or cash collateralize LC Exposure) to the extent required by Section 2.09(c).

2.3 Amendment to Section 5.01(c). Section 5.01(c) is hereby amended by replacing the reference to “Section 6.11” with a reference to “Section 6.11 and Section 6.12”.

2.4 Amendment to Section 6.09. Section 6.09 is hereby amended and restated in its entirety to read as follows:

Section 6.09 Limitation on Modifications of Other Agreements. It will not, and will not permit any of its Restricted Subsidiaries to, amend, modify or change, or consent to any amendment, modification or change to, any of the terms of, the Partnership Agreement (MLP) (a) in any manner relating to the Series D Preferred Units, to the extent that such amendment, modification or change is adverse to the Lenders in any material respect (it being agreed that any change to the terms of the Series D Preferred Units resulting in the Series D Preferred Units ceasing to have at least 50% equity credit from at least two Nationally Recognized Statistical Rating Organizations (NRSROs) shall be deemed to be materially adverse to the Lenders) or (b) in any manner not relating to the Series D Preferred Units, except to the extent the same could not reasonably be expected to have a Material Adverse Effect.

2.5 Amendment to Article VI. Article VI is hereby amended by (a) replacing the phrase “Financial Condition Covenant” in the title of Section 6.11 with the phrase “Consolidated Debt Coverage Ratio” and (b) adding a new Section 6.12 and a new Section 6.13, each to read in its entirety as follows:

Section 6.12 Consolidated Interest Coverage Ratio. The MLP will not permit, as of the last day of each Rolling Period, commencing with the Rolling Period ending June 30, 2018, the Consolidated Interest Coverage Ratio for the Rolling Period ending on such day, to be less than 1.75 to 1.00.

Section 6.13 Limitation on Series D Preferred Unit Issuances. From and after the Fifth Amendment Effective Date, without the prior written consent of the Required Lenders, the MLP will not issue any Series D Preferred Units, other than Series D Preferred Units in an aggregate amount not to exceed $200,000,000.

2.6 Amendment to Schedules. Schedule 2.01 is hereby amended and restated in its entirety in the form attached hereto as Schedule 2.01.

Section 3. Conditions Precedent. This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02) (the “Fifth Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders, the Borrower, the MLP and the Subsidiary Guarantor, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Persons.

3.2 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this Fifth Amendment on or prior to the Fifth Amendment Effective Date, including (i) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement and (ii) an amendment fee payable to the Administrative Agent, for the account of each Lender that has executed this Fifth Amendment (each such Lender, a “Consenting Lender”), in an amount equal to the product of 0.10% multiplied by such Consenting Lender’s Commitment (as such term is amended by Section 2.1(a) of this Fifth Amendment) on the Fifth Amendment Effective Date.

3.3 The Administrative Agent shall have received a certificate of a Responsible Officer of the MLP certifying that (a) prior to or concurrently with the Fifth Amendment Effective Date, the MLP has issued Series D Preferred Units and received proceeds in a gross amount of not less than approximately $400,000,000, (b) Moody’s has confirmed to the MLP that the Series D Preferred Units will receive 100% equity credit from Moody’s (it being understood that the official public pronouncement of such equity credit rating is expected occur reasonably promptly after the Fifth Amendment Effective Date) and Fitch Ratings has confirmed to the MLP that the Series D Preferred Units will receive 50% equity credit from Fitch Ratings and (c) after giving pro forma effect to such issuance and the use of proceeds thereof, no Event of Default shall have occurred and be continuing, and the MLP shall be in Pro Forma Compliance (as such term is amended by Section 2.1(a) of this Fifth Amendment).

3.4 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Fifth Amendment to be effective (and the Fifth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.02, which must occur prior to 1:00 p.m., New York City time, on August 15, 2018 (and, in the event such conditions are not so satisfied or waived prior to such time, the Administrative Agent shall no longer be authorized to declare this Fifth Amendment to be effective (and the Fifth Amendment Effective Date shall not occur)). Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement in the Subsidiary Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This Fifth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

NUSTAR LOGISTICS, L.P.

By:	NuStar GP, Inc., its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P., its General Partner

By:	NuStar GP, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NuStar Pipeline Company, LLC, its General Partner

	By:	/s/ Thomas R. Shoaf
	Name:	Thomas R. Shoaf
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:	/s/ Travis Watson
Name:	Travis Watson
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signature

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean Piper
Name:	Sean Piper
Title:	AVP

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

MUFG BANK, LTD., FORMERLY KNOWN AS THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMPASS BANK, as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	First Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James Weinstein
Name:	James Weinstein
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark Salierno
Name:	Mark Salierno
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ L. J. Perenyi
Name:	L. J. Perenyi
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FROST BANK, as a Lender

By:	/s/ M. Luke Healy
Name:	M. Luke Healy
Title:	Vice President

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

FIRST COMMERCIAL BANK NEW YORK BRANCH, as a Lender

By:	/s/ Bill Wang
Name:	Bill Wang
Title:	Senior Vice President & General Manager

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signature

SIGNATURE PAGE TO FIFTH AMENDMENT TO AMENDED

AND RESTATED 5-YEAR REVOLVING CREDIT AGREEMENT

SCHEDULE 2.01

Commitments

LENDER	COMMITMENT
JPMorgan Chase Bank, N.A.	$93,600,000.00
Mizuho Bank, Ltd.	$93,600,000.00
PNC Bank, National Association	$93,600,000.00
SunTrust Bank	$93,600,000.00
Wells Fargo Bank, National Association	$93,600,000.00
Bank of America, N.A.	$81,000,000.00
Barclays Bank PLC	$81,000,000.00
Compass Bank	$81,000,000.00
Citibank, N.A.	$81,000,000.00
Deutsche Bank AG New York Branch	$81,000,000.00
DNB Capital LLC	$81,000,000.00
Royal Bank of Canada	$81,000,000.00
Sumitomo Mitsui Banking Corporation	$81,000,000.00
The Toronto-Dominion Bank, New York Branch	$81,000,000.00
The Bank of Nova Scotia	$81,000,000.00
MUFG Bank, Ltd.	$81,000,000.00
U.S. Bank National Association	$81,000,000.00
Branch Banking and Trust Company	$45,000,000.00
Comerica Bank	$45,000,000.00
First Commercial Bank New York Branch	$22,500,000.00
Frost Bank	$22,500,000.00

TOTAL:	$1,575,000,000.00